UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

December 9, 2014

Date of Report

(Date of earliest event reported)

SYNCHRONY FINANCIAL

(Exact name of registrant as specified in its charter)

Delaware	001-36560	51-0483352
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

777 Long Ridge Road Stamford, Connecticut	06902
(Address of principal executive offices)	(Zip Code)

(203) 585-2400

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 9, 2014, the Management Development and Compensation Committee of the Board of Directors of Synchrony Financial (the “Company”) adopted the Synchrony Financial Annual Incentive Plan (the “Plan”). The following is a summary of the significant terms of the Plan.

The Plan is intended to retain and motivate officers and other eligible employees of the Company and its subsidiaries that participate in the Plan by providing them with the opportunity to earn incentive payments based upon the extent to which specified performance goals have been achieved or exceeded for the performance period (the “Awards”). The Management Development and Compensation Committee or a subcommittee thereof (together, the “Committee”), or a delegate of the Committee will be responsible for administering the Plan, including interpretation and construction of the Plan.

The Committee or its delegate will have the discretion under the Plan to make Awards, which will be subject to the satisfaction of certain objective performance goals for each performance period, and to establish other terms and conditions. Performance periods will coincide with a fiscal year of the Company or a portion of any fiscal year of the Company. Awards will be expressed in terms of an objective formula or standard, including a fixed cash amount, the allocation of a bonus pool or a percentage of the Award holder’s base salary, and may in certain circumstances be subject to discretionary adjustment by the Committee.

If the Committee determines that the performance goal or goals applicable to an Award have been satisfied, the Award holder will be entitled to a cash payment under the Plan. All determinations regarding whether a performance goal has been satisfied, and all other decisions relating to the payment of an Award, will be within the discretion of the Committee.

The effective date of the Plan is January 1, 2015; provided, however, that if the Plan is not approved by the Company’s shareholders at the 2015 annual meeting of shareholders, any Awards granted to a person who is a “covered employee” within the meaning of Section 162(m) of the Internal Revenue Code of 1986, as amended, or who, in the Committee’s judgment, is likely to be a covered employee during an applicable performance period or during any period in which an Award may be paid following a performance period, will be void.

This description of the Plan is qualified in its entirety by reference to the form of the Plan filed as Exhibit 10.1 to this report, which is incorporated into this Item 5.02 by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Number	Description

10.1	Form of Synchrony Financial Annual Incentive Plan

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SYNCHRONY FINANCIAL

Date: December 12, 2014	By:	/s/ Jonathan S. Mothner
	Name:	Jonathan S. Mothner
	Title:	Executive Vice President, General Counsel and Secretary

EXHIBIT INDEX

Number	Description

10.1	Form of Synchrony Financial Annual Incentive Plan

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